THUNDERCLAP ENTERTAINMENT, INC.

(A Development Stage Enterprise)

Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-oxley act of 2002

In connection with the Quarterly Report of Thunderclap Entertainment, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2012, as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, Gary L. Blum, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2012	/s/ Gary L. Blum
Gary L. Blum
Chief Executive Officer
(Principal Executive Officer)